UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

  (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2014

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 6, 2014, Inphi Corporation (“Inphi”) filed a Current Report on Form 8-K to report that on October 3, 2014, Inphi completed its acquisition of Cortina Systems, Inc., a Delaware corporation (“Cortina”), pursuant to an Agreement and Plan of Merger dated July 30, 2014 among Inphi, Cortina, Catalina Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Inphi, and the Stockholder's Agent, as amended by Amendment No. 1 to the Agreement and Plan of Merger dated September 25, 2014. This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below.  These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01.     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited Statements of Assets Acquired and Liabilities Assumed as of December 31, 2013 and 2012, and related Statements of Net Revenues and Direct Expenses for the years ended December 31, 2013, 2012 and 2011 and Unaudited Statement of Assets Acquired and Liabilities Assumed as of September 30, 2014 and related Statements of Net Revenues and Direct Expenses for the nine months ended September 30, 2014 and 2013 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information of Inphi as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 which reflects its acquisition of Cortina is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

2.01

Agreement and Plan of Merger dated July 30, 2014 by and among Inphi Corporation, Cortina Systems, Inc., Catalina Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, and the Stockholder's Agent, as amended by Amendment No. 1 thereto dated September 25, 2014 (incorporated herein by reference to Exhibit 2.1 to Inphi Corporation’s Current Reports on Form 8-Ks filed with the Securities Exchange Commission on August 1, 2014 and October 6, 2014).

23.1	Consent of Armanino LLP, Independent Registered Public Accounting Firm of Cortina Systems, Inc.

99.1

Audited Statements of Assets Acquired and Liabilities Assumed as of December 31, 2013 and 2012, and related Statements of Net Revenues and Direct Expenses for the years ended December 31, 2013, 2012 and 2011.

99.2

Unaudited Statements of Assets Acquired and Liabilities Assumed as of September 30, 2014 and December 31, 2013, and related Statements of Net Revenues and Direct Expenses for the nine months ended September 30, 2014 and 2013.

99.3	Pro forma financial information as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2014

I	INPHI CORPORATION

	By:	/s/ Richard Ogawa
Richard T. Ogawa
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.01

Agreement and Plan of Merger dated July 30, 2014 by and among Inphi Corporation, Cortina Systems, Inc., Catalina Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, and the Stockholder's Agent, as amended by Amendment No. 1 thereto dated September 25, 2014 (incorporated herein by reference to Exhibit 2.1 to Inphi Corporation’s Current Reports on Form 8-Ks filed with the Securities Exchange Commission on August 1, 2014 and October 6, 2014).

23.1	Consent of Armanino LLP, Independent Registered Public Accounting Firm of Cortina Systems, Inc.

99.1

Audited Statements of Assets Acquired and Liabilities Assumed as of December 31, 2013 and 2012, and related Statements of Net Revenues and Direct Expenses for the years ended December 31, 2013, 2012 and 2011.

99.2

Unaudited Statements of Assets Acquired and Liabilities Assumed as of September 30, 2014 and December 31, 2013, and related Statements of Net Revenues and Direct Expenses for the nine months ended September 30, 2014 and 2013.

99.3	Pro forma financial information as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.